UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                               September 26, 2002
                                (Date of earliest
                                 event reported)




Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------
1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398

1-1839                     COMMONWEALTH EDISON COMPANY                                  36-0938600
                           (an Illinois corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-4321


Item 5. Other Events
On September 26, 2002 Commonwealth Edison Company (ComEd) received a letter order from the Federal Energy Regulatory Commission (FERC) indicating that it has no objection to ComEd's determination that none of its goodwill was related to assets transferred to Exelon Generation Company, LLC. ComEd's goodwill was created in the October 20, 2000 merger of PECO Energy Company and Unicom (ComEd's former parent). ComEd attributed the goodwill to its transmission and distribution business and attributed none of the goodwill to its generation business.

Attached as Exhibit 99.1 is Exelon's news release issued on September 26, 2002 regarding this matter.

Attached as Exhibit 99.2 is the text of the September 26, 2002 FERC letter order to ComEd.


Exhibits        Description

99.1 Exelon's news release issued on September 26, 2002 regarding FERC's letter order that FERC has no objection to ComEd's determination that none of ComEd's goodwill was related to assets transferred to Exelon Generation Company, LLC.

99.2    Text of the September 26, 2002 FERC letter order to ComEd.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      EXELON CORPORATION
                                      COMMONWEALTH EDISON COMPANY


                                        /S/  Ruth Ann M. Gillis
                                        -----------------------------------
                                        Ruth Ann M. Gillis
                                        Senior Vice President
                                        Exelon Corporation


September 26, 2002